Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated May 31, 2017
to the currently effective Statement of Additional Information (the “SAI”), as may be supplemented from time to time, for Guggenheim Alpha Opportunity Fund (the “Fund”)
This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.
At a meeting held on May 23-24, 2017, the Board of Trustees of Guggenheim Funds Trust (the "Board") approved a reduction in the advisory fee paid by the Fund effective May 31, 2017 from 1.25% to 0.90%. The Board also approved an equivalent reduction in the expense limitation for each share class of the Fund, effective as of the same date. Accordingly, effective May 31, 2017, all references to the Fund's advisory fee are updated accordingly and references to the expense limitation for each share class of the Fund are updated as follows: Class A-1.76%, Class C-2.51%, Institutional Class-1.51%, Class P-1.76%, and Class R6-1.51%.

Please Retain This Supplement for Future Reference

ROAO-SAI-SUP-0517x0118